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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 23, 2004
                                                  ------------------------------

                               Celsion Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-14242                52-1256615
 ----------------------------    ----------------------    --------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


10220-L Old Columbia Road, Columbia, Maryland                         21046-1705
--------------------------------------------------------------------------------
(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
                                                     ---------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

         Effective February 23, 2004, the Registrant entered into a Separation and Release Agreement with Daniel S. Reale (the "Separation Agreement"), in connection with Mr. Reale's resignation as an Executive Vice President and President of the Company's Oncology Division. A copy of the Separation Agreement letter is attached as Exhibit 99.1 to this Report on Form 8-K.

         On February 23, 2004, the Registrant issued a press release announcing Mr. Reale's resignation. A copy of the press release is attached as Exhibit 99.2 to this Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CELSION CORPORATION



Date: March 1, 2004           By:   /s/ Anthony P. Deasey
      -------------                  -------------------------------------------
                                     Executive Vice President--Finance and
                                     Administration and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

99.1        Separation and Release Agreement between the Registrant and Daniel
            S. Reale

99.2        Registrant's Press Release date February 23, 2004